Exhibit 99.1

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition

As of March 31, 2003

(In millions)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$499	$2,480	(a)	$4,049
		900	(d)
		170	(f)
Collateralized short-term financings:
Securities purchased under agreements to resell	55,910			55,910
Securities borrowed	70,667			70,667
Receivables:
Customers	1,662			1,662
Brokers, dealers and other	8,016	(480	)(a)	6,466
		(900	)(d)
Financial instruments owned:		(170	)(f)
U.S. government and agencies	37,513			37,513
Corporate debt	11,016			11,016
Mortgage whole loans	9,811			9,811
Equities	7,873			7,873
Commercial paper	872			872
Private equity and other long-term investments	904			904
Derivatives contracts	4,213			4,213
Other	3,974			3,974
Net deferred tax asset	1,556			1,556
Office facilities at cost, net of accumulated depreciation and amortization	458			458
Goodwill and other intangible assets	331			331
Loans receivable from parent and affiliates	16,919			16,919
Other assets and deferred amounts	2,944			2,944
Assets held for sale	13,773	(13,773	)(c)	—
Total assets	$248,911	$(11,773)		$237,138

See accompanying notes.

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition

As of March 31, 2003

(In millions, except per share data)

	Historical	Pro Forma Adjustments		Pro Forma
LIABILITIES AND STOCKHOLDERS’ EQUITY
Commercial paper and short-term borrowings	$11,753			$11,753
Collateralized short-term financings:
Securities sold under agreements to repurchase	108,436			108,436
Securities loaned	28,324			28,324
Payables:
Customers	3,886			3,886
Brokers, dealers and other	10,532			10,532
Financial instruments sold not yet purchased:
U.S. government and agencies	23,736			23,736
Corporate debt	3,474			3,474
Equities	3,392			3,392
Derivatives contracts	3,075			3,075
Other	304			304
Obligation to return securities received as collateral	874			874
Accounts payable and accrued expenses	2,186	505	(b)	2,691
Other liabilities	3,374			3,374
Long-term borrowings	24,458			24,458
Liabilities held for sale	13,128	(13,128	)(c)	—
Total liabilities	240,932	(12,623)		228,309

Stockholders’ Equity:
Common Stock ($0.10 par value; 50,000 shares authorized; 1,100 shares issued and outstanding)	—			—
Paid-in capital	7,448			7,448
Retained earnings	687	850	(b)	1,537
Accumulated other comprehensive loss	(156)			(156)
Total stockholders’ equity	7,979	850		8,829
Total liabilities and stockholders’ equity	$248,911	$(11,773)		$237,138

See accompanying notes.

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Three Months Ended March 31, 2003

(In millions)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:
Principal transactions-net	$3			$3
Investment banking and advisory	438			438
Commissions	245			245
Interest and dividends, net of interest expense	493	17	(e)	510
Other	10			10
Total net revenues	1,189	17		1,206

Expenses:
Employee compensation and benefits	724			724
Occupancy and equipment rental	107			107
Brokerage, clearing and exchange fees	62			62
Communications	46			46
Professional fees	52			52
Merger-related costs	62			62
Other operating expenses	46			46
Total expenses	1,099	—		1,099

Income from continuing operations before provision for income taxes	90	17		107
Provision for income taxes	31	6	(e)	37
Income from continuing operations before discontinued operations	$59	$11		$70

See accompanying notes.

CREDIT SUISSE FIRST BOSTON (USA), INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition

and Unaudited Pro Forma Condensed Consolidated Statement of Income

Credit Suisse First Boston (USA), Inc. and subsidiaries (the “Company”) entered into a definitive agreement (the “Agreement”) to sell the Pershing unit, a global leader in financial services outsourcing solutions and investment-related products (“Pershing”), to The Bank of New York Company, Inc. (“BONY”) for $2 billion in cash, the repayment of a $480 million subordinated loan and a contingent payment of up to $50 million based on future performance.  The transaction closed on May 1, 2003.  In connection with the closing, the Company entered into an amendment to the sale agreement that required the Company to deliver Pershing with a total equity value of $645 million, an increase of $45 million from the Agreement.

The assets and liabilities of Pershing as of March 31, 2003 have been presented as “Assets held for sale” and “Liabilities held for sale,” respectively, in the unaudited pro forma condensed consolidated statement of financial condition.  The results of operations for Pershing for the three months ended March 31, 2003 are not included in the unaudited pro forma condensed consolidated statement of income, which presents our results from continuing operations.  The unaudited pro forma financial information should be read together with our audited consolidated financial statements and other information included in our Annual Report on Form 10-K for the year ended December 31, 2002, our unaudited condensed consolidated financial statements and other information included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2003 and the unaudited pro forma condensed consolidated statement of financial condition as of December 31, 2002 and unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2002 included in our Current Report on Form 8-K dated March 27, 2003 filed with the Securities and Exchange Commission.  The results of operations for Pershing for all periods have been presented as “Discontinued operations” in the condensed consolidated statements of income.

The unaudited pro forma condensed consolidated statement of financial condition of the Company as of March 31, 2003 presents the consolidated financial condition of the Company as though the disposition of Pershing had occurred on March 31, 2003.  The unaudited pro forma condensed consolidated statement of income of the Company for the three months ended March 31, 2003 presents the results of operations of the Company as though the disposition of Pershing had occurred on January 1, 2003.  The following unaudited pro forma adjustments are based on available information and on assumptions which management believes are reasonable.  The unaudited pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company’s financial condition and results of operations actually would have been had the disposition of Pershing been completed on the dates indicated or to project the Company’s financial position or results of operations for any future date or period.  The unaudited pro forma financial information does not give effect to any events or adjustments other than those described in the notes.

a)              Reflects the receipt of $2 billion in cash, together with the repayment of a $480 million subordinated loan from BONY pursuant to the Agreement but not the contingent payment of up to $50 million based on future performance.

b)             Reflects the estimated gain on the sale of Pershing of $1,355 million, less estimated selling expenses of $32 million and estimated income tax expense of $473 million.

c)              Reflects the disposition of the assets and liabilities of Pershing, which assets and liabilities have been presented in the “Historical” column as “Assets held for sale” and “Liabilities held for sale,” respectively.

d)             Reflects payment of $900 million by Pershing to the Company to settle an intercompany balance through the termination of a $900 million securities borrowing transaction between Pershing and the Company, assuming such balance was calculated as of March 31, 2003.

e)              Reflects the estimated reduction in the Company’s interest expense and the related income tax effect at the statutory rate of 35% for the period resulting from the utilization during the period of available cash proceeds of $2,480 million, $900 million and $170 million as discussed in notes (a), (d) and (f), respectively.

f)                Reflects payment of $170 million by BONY pursuant to the Agreement, representing the amount by which assets exceed liabilities and the agreed $645 million of stockholders’ equity.

No pro forma adjustments have been made to the unaudited pro forma condensed consolidated financial statements to reflect securities clearing, execution and related service arrangements that have been or will be entered into in connection with the disposition.  These arrangements are to be on terms that are substantially similar to the current arrangements between the Company and Pershing and would therefore not be expected to have a material impact on the unaudited pro forma condensed consolidated statement of income of the Company for the three months ended March 31, 2003.

The deferred tax impact of our pro forma adjustments was not material and therefore no pro forma adjustments were made to the unaudited pro forma condensed consolidated statement of financial condition.

The unaudited pro forma condensed consolidated statement of income does not include the estimated pre-tax gain of $1,355 million, estimated selling expenses of $32 million and estimated income taxes of $473 million from the disposition as the disposition is a material nonrecurring event.  The gain will be reflected in the second quarter of 2003.